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                                                                    EXHIBIT 10.3


                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT dated as of April 4, 2003 (this "Amendment") amends the Amended and Restated Five Year Credit Agreement dated as of May 8, 2000 and as amended as of October 23, 2000, as of October 23, 2001 and as of April 5, 2002 (the "Credit Agreement") among ACE Limited, a Cayman Islands company (the "Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") and ACE Financial Services, Inc. ("ACE Financial")(Ace Bermuda, Tempest, ACE INA and ACE Financial, together with the Parent, the "Borrowers"), various financial institutions (the "Lenders"), and JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, as administrative agent (in such capacity, the "Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Borrowers, the Lenders and the Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Amendment to Financial Covenants. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section 5.04(b) of the Credit Agreement is amended to read as follows:

         Consolidated Net Worth. Maintain at all times Consolidated Net Worth in an amount equal to the sum of (i) $4,400,000,000 plus (ii) 25% of Consolidated Net Income for each fiscal quarter of the Parent ending on and after March 31, 2003 for which Consolidated Net Income is positive.

         SECTION 2. Representations and Warranties. Each Borrower represents and warrants to the Agent and the Lenders that (a) each warranty set forth in
Article IV of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Parent of this Amendment and the performance by each Borrower of its respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate or limited liability company power, as applicable, of such Borrower, (ii) have been duly authorized by all necessary corporate action, as applicable, on the part of such Borrower, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of any Borrower or of any indenture, loan agreement or other contract, order or decree which is binding upon any Borrower and (c) the Amended Credit Agreement is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of

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general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3. Effectiveness. The amendment set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received each of the following documents, each in form and substance satisfactory to the Agent:

         3.1 Executed Counterparts. Counterparts of this Amendment executed by the Parent and the Required Lenders.

         3.2 Confirmation. A confirmation, substantially in the form of Annex I attached hereto, executed by each existing Guarantor.

         3.3 Other Documents. Such other documents as the Agent or any Lender may reasonably request in connection with the authorization, execution and delivery of this Amendment.

         SECTION 4. Miscellaneous.

         4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be fully performed within such state.

         4.4 Successors and Assigns. This Amendment shall be binding upon each Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        ACE LIMITED

                                        By:_____________________________________
                                        Title:

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                                        JPMORGAN CHASE BANK


                                        By:_____________________________________
                                        Title:


                                        MELLON BANK, N.A.


                                        By:_____________________________________
                                        Title:


                                        BANK OF AMERICA, N.A.


                                        By:_____________________________________
                                        Title:


                                        ABN AMRO BANK N.V.


                                        By:_____________________________________
                                        Title:


                                        By:_____________________________________
                                        Title:


                                        THE BANK OF NEW YORK


                                        By:_____________________________________
                                        Title:


                                        BANK ONE, NA


                                        By:_____________________________________
                                        Title:


                                        BARCLAYS BANK PLC

                                        By:_____________________________________
                                        Title:


                                        CITIBANK, N.A.


                                        By:_____________________________________
                                        Title:


                                        DEUTSCHE BANK AG NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCHES


                                        By:_____________________________________
                                        Title:


                                        By:_____________________________________
                                        Title:


                                        WACHOVIA BANK, NATIONAL


                                        By:_____________________________________
                                        Title:


                                        FLEET NATIONAL BANK


                                        By:_____________________________________
                                        Title:


                                        ROYAL BANK OF CANADA


                                        By:_____________________________________
                                        Title:


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.
                                        NEW YORK BRANCH


                                        By:_____________________________________
                                        Title:

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                                        BNP PARIBAS


                                        By: ____________________________________
                                        Title:


                                        By: ____________________________________
                                        Title:


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: ____________________________________
                                        Title:


                                        LLOYDS TSB BANK PLC


                                        By: ____________________________________
                                        Title:


                                        By: ____________________________________
                                        Title:


                                        STATE STREET BANK AND TRUST COMPANY


                                        By: ____________________________________
                                        Title:

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                                     Annex I

                                  CONFIRMATION

                            Dated as of April 4, 2003

To: JPMorgan Chase Bank, individually and as Agent, and the other financial institutions party to the Credit Agreement referred to below

     Please refer to: (a) the Amended and Restated Five Year Credit Agreement dated as of May 8, 2000 and as amended as of October 23, 2000, as of October 23, 2001 and as of April 5, 2002 (the "Credit Agreement") among ACE Limited, ACE Bermuda Insurance Ltd., ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited , ACE INA Holdings Inc. and ACE Financial Services, Inc. (Ace Bermuda, Tempest, ACE INA and ACE Financial, together with ACE Limited, the "Borrowers"), various financial institutions (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Agent");
(b) the other "Loan Documents" (as defined in the Credit Agreement), including the Guaranty; and (c) the Fourth Amendment dated as of April 4, 2003 to the Credit Agreement (the "Fourth Amendment").

     Each of the undersigned hereby confirms to the Agent and the Lenders that, after giving effect to the Fourth Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                                     ACE LIMITED


                                     By: _______________________________________
                                     Name Printed: _____________________________
                                     Title: ____________________________________


                                     By: _______________________________________
                                     Name Printed: _____________________________
                                     Title: ____________________________________


                                     ACE BERMUDA INSURANCE LTD.

                                     By: _______________________________________
                                     Name Printed: _____________________________
                                     Title: ____________________________________

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                                         By: ___________________________________
                                         Name Printed: _________________________
                                         Title: ________________________________


                                         ACE TEMPEST REINSURANCE LTD.,
                                         formerly known as TEMPEST REINSURANCE
                                         COMPANY LIMITED

                                         By: ___________________________________
                                         Name Printed: _________________________
                                         Title: ________________________________


                                         By: ___________________________________
                                         Name Printed: _________________________
                                         Title: ________________________________


                                         ACE INA HOLDINGS INC.


                                         By: ___________________________________
                                         Name Printed: _________________________
                                         Title: ________________________________

                                         By: ___________________________________
                                         Name Printed: _________________________
                                         Title: ________________________________